PLAN INVESTMENT FUND, INC.

SUPPLEMENT DATED JULY 16, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2014

RELATING TO THE ULTRASHORT DURATION BOND PORTFOLIO AND ULTRASHORT DURATION GOVERNMENT PORTFOLIO

On June 13, 2014, the Board of Trustees of Plan Investment Fund, Inc. (the “Fund”) approved changes to the investment guidelines relating to the Fund’s Ultrashort Duration Bond Portfolio (the “Portfolio”), including the following:

•	Permitting investment by the Portfolio in Rule 144A securities.

•	Providing that the average credit quality of the Portfolio shall not be lower than A. Previously, the average credit quality of the Portfolio was not permitted to be lower than AA.

•	Providing that a minimum of 10% of the Portfolio shall be invested in U.S. Treasury and Agency securities. Previously, this minimum was 25%. If large withdrawals cause the Portfolio to temporarily go below the U.S. Treasury and Agency minimum of 10%, the manager of the Portfolio will have 30 days to reposition the Portfolio back to the 10% minimum.

As the result of certain of the foregoing changes, the following changes are being made to the Statement of Additional Information as previously filed with the Securities and Exchange Commission:

On page B-15 of the Statement of Additional Information, immediately after the following:

“4. Yankees (which are U.S. dollar-denominated securities issued by a foreign issuer).”

the following is inserted:

“5. Rule 144A securities (which are unregistered securities sold by persons other than the issuers thereof to qualified institutional buyers).”

The items below such insertion are renumbered 6 through 9.

This Supplement should be retained with your Prospectus for future reference.